UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010 (November 15, 2010)

UNILIFE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-34540	27-1049354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Lowther Road, Lewisberry, Pennsylvania	17339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 938-9323

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Results of Operations and Financial Condition

On November 15, 2010, Unilife Corporation (“Unilife”) issued a press release announcing its financial results for the quarter ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

During a conference call scheduled to be held at 4:30 pm U.S. Eastern Time on November 15, 2010, Unilife’s Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the quarter ended September 30, 2010 and an update on its business. The slide presentation for the conference call is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated November 15, 2010.

99.2 Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: November 15, 2010	By:	/s/ Alan Shortall

Alan Shortall
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated November 15, 2010.
99.2	Slide presentation.

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